PNC
REAL ESTATE
MIDLAND LOAN SERVICES
ANNUAL STATEMENT OF COMPLIANCE
of
PNC BANK, NATIONAL ASSOCIATION
d/b/a MIDLAND LOAN SERVICES
Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on
Schedule I hereto, the undersigned, Steven W. Smith, as Executive Vice President of Midland
Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:
1.
A review of the Servicer's activities during the calendar year 2015 (the "Reporting
Period") and of its performance under the Agreement has been made under the undersigned officer's supervision; and
2.
To the best of the undersigned officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.
Dated: March 1, 2016
PNC Bank, National Association
d/b/a Midland Loan Services
/s/ Steven W. Smith
Steven W. Smith
Executive Vice President
Member of The PNC Financial Services Group
10851 Mastin Boulevard Overland Park, Kansas 66210
800-327-8083
www.pnc.com/midland

Schedule I
Morgan Stanley Capital I, Inc.
Recipient Role
Depositor
Deal Name
Morgan Stanley Capital I, Inc.
Series Number
Series 2007-IQ15
Midland Role
Primary Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2011-C3
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2012-C4
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2012-C5
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2012-C5
Primary Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2012-C6
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2013-C7
Master and Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2013-C9
Master and Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2013-C10
Master and Special Servicer
Master and Special Servicer of the Milford Plaza Fee loan under the MSBAM 2013-C9 PSA
Special Servicer of the Mall at Tuttle Crossing loan under the MSBAM 2013-C11 PSA
Depositor
Morgan Stanley Capital I, Inc.
Series 2013-C12
Special Servicer
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA
Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA
Depositor
Morgan Stanley Capital I, Inc.
Series 2014-C14
Special Servicer of the AmericasMart loan under the WF-RBS 2013-C18 PSA.
Depositor
Morgan Stanley Capital I, Inc.
Series 2014-C15
Special Servicer
Special Servicer of the AmericasMart loan serviced the WF-RBs 2013-C18 PSA.
Depositor
Morgan Stanley Capital I, Inc.
Series 2014-C16
Special Servicer of the Arundel Mills & Marketplace and LaConcha Hotel & Tower loans under the MS 2014-C15 PSA.
Depositor
Depositor
Morgan Stanley Capital I, Inc.
Morgan Stanley Capital I, Inc.
Series 2015-C20
Series 2015-C21
Master Servicer
Master Servicer
Master Servicer of the Discovery Business Center under the MSBAM 2015-C20 PSA.
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-C22
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-C23
Master and Special Servicer (from 7/8/15) of the TKG 3 loan under the MSC 2015-MS1 PSA
Master and Special Servicer of the US StorageMart Portfolio loan under the CGBAM 2015-SMRT PSA
Special Servicer of the Hilton Garden Inn W 54th St loan under the MSBAM 2015-C22 PSA
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-MS1
Master and Special Servicer
Special Servicer on the Hilton Garden Inn W 54th, Waterfront at Port Chester, 300 South Riverside Loans under the MS 2015-C22 PSA
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-C24
Special Servicer
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-C26
Special Servicer
Special Servicer on the 535-545 Fifth Avenue and the Coastal Equities Retail Portfolio under the MSBAM 2015-C24 PSA.
Special Servicer on the Herald Center loan under the MSBAM 2015-C25 PSA.
Depositor
Morgan Stanley Capital I, Inc.,
Series 2015-XLF2
Master and Special Servicer

Schedule I
Morgan Stanley Capital I, Inc.
Recipient Role
Deal Name
Series Number
Midland Role
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-UBS8
Master Servicer
Master Servicer of the Cape May Hotel and Charles River Plaza North loans under the CSAIL 2015-C3 PSA.
Master Servicer of the WPC Department Store loan under the BACM 2015-UBS7 PSA.
Depositor
Morgan Stanley Capital I, Inc.
Series 2015-C27
Special Servicer of the Herald Center loan serviced under the BACM 2015-C25 PSA.
Special Servicer of the 535-545 Fifth Ave loan serviced under the MS 2015-C24 PSA.